UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2014

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact Name of Registrant as Specified in its Charter)

Maryland (Sotherly Hotels Inc.)	001-32379 (Sotherly Hotels Inc.)	20-1531029 (Sotherly Hotels Inc.)
Delaware (Sotherly Hotels LP)	001-36091 (Sotherly Hotels LP)	20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Francis Street

Williamsburg, Virginia 23185

(757) 229-5648

(Address, including Zip Code and Telephone Number, including Area Code, of Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On April 22, 2014, Sotherly Hotels Inc., a Maryland corporation (the “Company”) and the sole general partner of Sotherly Hotels LP, a Delaware limited partnership, conducted its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s management team gave a presentation, which included updated 2014 guidance described below taking into account the acquisition of the Georgian Terrace Hotel in Atlanta, Georgia:

•	total revenue for 2014 is estimated at $119,772,000, at the midpoint of the range;

•	hotel earnings before interest, taxes, depreciation and amortization (“Hotel EBITDA”) is estimated at $31,624,000, at the midpoint of the range; and

•	Hotel EBITDA margin for 2014 is estimated at 26.4%.

The information contained in this Form 8-K under “Item 7.01 Regulation FD Disclosure” is furnished in accordance with SEC Release 33-8216. The information in Item 7.01 of this Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2014

SOTHERLY HOTELS INC.

By:	/s/ Andrew M. Sims
Andrew M. Sims Chief Executive Officer

SOTHERLY HOTELS LP

by its General Partner, SOTHERLY HOTELS INC.

By:	/s/ Andrew M. Sims
Andrew M. Sims Chief Executive Officer

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